          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                              Raychem Corporation
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                              Raychem Corporation
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(A)

     4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

(A) Set forth the amount on which the filing fee is calculated and state how it was determined.

RAYCHEM

RAYCHEM CORPORATION

300 Constitution Drive

Menlo Park, California 94025-1164

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                NOVEMBER 9, 1994

                                   10:00 A.M.

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Raychem Corporation, a Delaware corporation (the "Company"), will be held at the Company's principal office, 300 Constitution Drive, Menlo Park, California, on Wednesday, November 9, 1994, at 10:00 a.m. local time, for the following purposes:

          1. To elect directors;

          2. To approve amendments to the Company's employee stock purchase plans to provide additional shares;

          3. To approve an amendment to the Company's 1990 Incentive Plan to limit the number of shares that may be granted to any participant in any one-year period;

          4. To approve an amendment to the Company's 1990 Incentive Plan to extend to up to five years the period during which awards may be exercised following retirement from the Company;

          5. To ratify the appointment by the Company's Board of Directors of Price Waterhouse LLP to audit the accounts of the Company and its subsidiaries for the 1995 fiscal year; and

          6. To consider and transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on September 12, 1994, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and at any adjournment or postponement of the meeting.

                                          By Order of the Board of Directors

                                                     ROBERT J. VIZAS
                                                        Secretary
Menlo Park, California
September 21, 1994

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                              RAYCHEM CORPORATION

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

TO THE STOCKHOLDERS:

     The enclosed proxy is solicited on behalf of the Board of Directors of Raychem Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of stockholders to be held at the Company's principal office on November 9, 1994, at 10:00 a.m. local time, or any adjournment or postponement, at which stockholders of record at the close of business on September 12, 1994, will be entitled to vote. On August 23, 1994, the Company had issued and outstanding 43,344,332 shares of Common Stock, par value $1.00 per share ("Common Stock").

     Holders of Common Stock are entitled to one vote for each share held. A majority of the outstanding shares of Common Stock is required for a quorum.

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. It may be revoked by filing with the Secretary of the Company at the Company's principal office, 300 Constitution Drive, Menlo Park, California 94025-1164, an instrument of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person.

     The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding in their names shares that are beneficially owned by others to forward to such beneficial owners. Raychem will reimburse brokerage houses, fiduciaries, and custodians for their expense in forwarding solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by one or more of telephone, telegram, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services.

     The Company intends to mail this proxy statement on or about September 21, 1994.

                             ELECTION OF DIRECTORS

GENERAL

     Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until his death, resignation, or removal. There are eight nominees for the eight positions on the Board of Directors. All of the nominees are currently directors of the Company having been elected by the stockholders at the 1993 Annual Meeting of Stockholders, with the exception of Cyril J. Yansouni, who was elected by the Board in June 1994 to fill a seat recently created by the Board, and John P. McTague, who was elected by the Board in August 1994 to fill the vacancy created by J. Kenneth Jamieson's retirement. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve.

     On July 1, 1994, Mr. Jamieson, a valued member of the Board of Directors since 1977, retired. Mr. Jamieson was an active participant in all Board activities and served as a member of the audit and compensation committees.

     Mr. Robert M. Halperin, a valued Board member since 1961, has decided to retire from the Board and not stand for reelection. Mr. Halperin retired as President and Chief Operating Officer of the Company on April 1, 1990. He has served as Vice Chairman of the Board of Raychem and Chairman of the Board of Raynet Corporation since then.

NOMINEES

     Set forth below is information regarding the nominees, including information furnished by them as to their principal occupations for the last five years, certain directorships, and their ages as of June 30, 1994.

                                                                                     DIRECTOR
                                                                               AGE    SINCE
                                                                               ---   --------
Paul M. Cook is Chairman of the Board and was the Chief Executive Officer of
  the Company until April 1, 1990, when he retired. He is the President of
  PMC Associates, Inc., Chairman of the Board of SRI International, and a
  director of Chemical Fabrics Corporation and CellNet Data Systems, Inc.....  70      1957
Richard Dulude is the retired Chairman and Chief Executive Officer of Corning
  Vitro Corporation. He also was the Vice Chairman of Corning Incorporated and a director of Dow Corning Corporation. He is a director of AMBAC,
  Inc........................................................................  61      1991
James F. Gibbons has been the Dean of the School of Engineering at Stanford
  University since 1984. He has been a professor of electronics at Stanford since 1964. He is a director of Lockheed Corporation, Cisco Systems, Inc.,
  Centigram Communications Company, Amati Communications, Inc., Comtech,
  Inc., SERA Learning Technologies, and El Paso Natural Gas..................  62      1987
John P. McTague has been a Vice President of Ford Motor Company since 1986, and has held the position of Vice President of Technical Affairs for Ford
  Motor Company since March 1, 1990. He is a director of Argonne National
  Laboratory and the National Center for Manufacturing Sciences..............  55      1994
Dean O. Morton is the retired Executive Vice President and Chief Operating
  Officer of Hewlett-Packard Company. He is currently a director of ALZA
  Corporation, Tencor Instruments, Centigram Communications Corporation,
  MetLife Portolios, Inc., Metropolitan Series Fund, Inc. and The Clorox
  Company. He is also a trustee of the State Street Reserved Funds Group.....  62      1989
Robert J. Saldich has been the President and Chief Executive Officer of the
  Company since April 1, 1990. For six years prior to that, he was a Senior
  Vice President of the Company. Mr. Saldich joined the Company in 1964......  61      1990
Isaac Stein is the President of Waverley Associates, Inc. From 1990 to 1992,
  he served as Chairman of the Board of Esprit de Corp, and from 1991 to 1992 was its acting President and Chief Executive Officer. Mr. Stein is a
  director of ALZA Corporation and the Benham Group of mutual funds..........  47      1993
Cyril J. Yansouni is Chairman and CEO of Read-Rite Corporation. Prior to
  March 1991, he was Executive Vice President and President of the Computer
  Systems Product Group of Unisys Corporation. Mr. Yansouni serves on the
  boards of PeopleSoft, Inc. and Informix Software Inc.......................  52      1994

STOCK OWNERSHIP

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of June 30, 1994, (i) by each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) by each director, (iii) by each executive officer named in the Summary Compensation Table herein, and (iv) by all executive officers and directors as a group.

                                                                   SHARES OF        PERCENTAGE
                                                                  COMMON STOCK          OF
                                                                  BENEFICIALLY     COMMON STOCK
                        NAME AND ADDRESS                            OWNED(A)       OUTSTANDING(B)
- - ----------------------------------------------------------------  ------------     ------------
State Farm Insurance Companies..................................    2,726,500           6.3%
  1 State Farm Plaza
  Bloomington, Illinois 61710
TCW Group Inc. .................................................    2,651,917           6.2%
  865 South Figueroa Street
  Los Angeles, California 90017
Wellington Management Co........................................    2,256,510           5.2%
  75 State Street
  Boston, Massachusetts 02109
State of Wisconsin Investment Board.............................    2,180,500           5.1%
  121 East Wilson Street
  Madison, Wisconsin 53703
Paul M. Cook....................................................      286,817
Richard Dulude..................................................        1,688
James F. Gibbons................................................       14,149
Robert M. Halperin..............................................      673,140           1.6%
John P. McTague.................................................            0
Dean O. Morton..................................................        5,876
Isaac Stein.....................................................        1,557
Cyril J. Yansouni...............................................            0
Robert J. Saldich...............................................      189,395
Harry O. Postlewait.............................................       62,693
Michael T. Everett..............................................      142,316
James B. Spradling..............................................       50,422
Joseph G. Wirth.................................................       36,250
All executive officers and directors as a group (22 persons)....    1,738,209           4.0%

- - ---------------

(a) The figures include options to purchase shares of Common Stock exercisable within 60 days following June 30, 1994, and held by: Mr. Cook, 4,126 shares; Mr. Dulude, 938 shares; Dr. Gibbons, 14,149 shares; Mr. Halperin, 89,710 shares; Mr. Morton, 4,876 shares; Mr. Stein, 750 shares; Mr. Saldich, 170,056 shares; Mr. Postlewait, 61,000 shares; Mr. Everett, 142,250 shares; Mr. Spradling, 50,250 shares; Mr. Wirth, 36,250 shares; and all executive officers and directors as a group, 828,633 shares.

(b) Amounts less than 1.00% are not shown.

BOARD COMMITTEES AND MEETINGS

     The Board of Directors has standing audit, compensation and nominating committees.

     The functions of the audit committee are as follows: to review and report to the Board with respect to the annual audit by the Company's independent accountants, including the scope and general extent of their examination, the audit procedures that will be utilized by the independent accountants, and the compensation of the independent accountants; to review and report to the Board on the general policies and procedures utilized by the Company with respect to internal auditing, accounting, and financial controls; and to review and report to the Board on the subject of the retention of the Company's independent accountants. Messrs. Jamieson, Dulude, and Stein and Dr. Gibbons were the members of the committee in fiscal year 1994.

     The functions of the compensation committee are to determine the general compensation policies of the Company, establish compensation plans and determine senior management compensation. The members of the compensation committee in fiscal year 1994 were Messrs. Jamieson, Dulude and Morton. Mr. Yansouni was appointed a member of the committee in August 1994. A Report of the Compensation Committee on Executive Compensation is included herein.

     The functions of the nominating committee are to recommend candidates for election to the Board of Directors and to develop policies for the size and composition of the Board. The present members of the nominating committee are Dr. Gibbons and Mr. Morton. Stockholder proposals for nominees will be accepted by the nominating committee and will be given due consideration for recommendation to the Board in light of the nominees' qualifications. Stockholder nominees for future years should be submitted in writing to the nominating committee in care of the Corporate Secretary by August 1 or 90 days prior to the annual meeting of stockholders, whichever is earlier.

     In April 1994, the Board of Directors established a Raynet oversight committee composed of Messrs. Stein and Morton and Dr. Gibbons. The function of this committee is to review the operations of Raynet and its strategic plans.

     In August 1994, the Board of Directors established an executive committee composed of Messrs. Stein, Morton, and Saldich. The executive committee will initially focus on completion of a strategic alliance for Raynet, management succession within Raychem, and the general operation of the Board.

     During the fiscal year ended June 30, 1994, the Board of Directors held eleven meetings, the audit committee held two meetings, the compensation committee held four meetings, and the nominating committee held two meetings. Each director attended at least 75% of the aggregate number of Board meetings and meetings of committees of which he is a member that were held during the fiscal year, except Mr. Jamieson, who attended 71%.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     The following table shows compensation paid by the Company for services rendered in all capacities during the latest three fiscal years ending June 30 by the Chief Executive Officer and each of the other four most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                             COMPENSATION
                                          ANNUAL COMPENSATION                 AWARDS(B)
                              -------------------------------------------     SECURITIES
                                                             OTHER ANNUAL     UNDERLYING
                                                             COMPENSATION      OPTIONS        ALL OTHER
 NAME AND PRINCIPAL POSITION  YEAR      SALARY      BONUS       (A)(C)           (#)         COMPENSATION
- - ----------------------------- ----     --------    --------  ------------    ------------    ------------
Robert J. Saldich............ 1994     $548,877    $220,000    $      0         36,000         $      0
  President and               1993      497,289     110,000           0         30,000                0
  Chief Executive Officer     1992      448,766           0          --         40,000               --
Harry O. Postlewait.......... 1994     $369,255    $130,000    $      0         24,000         $      0
  Executive Vice President    1993      307,155      65,000           0         20,000                0
                              1992      274,247           0          --         20,000               --
Michael T. Everett........... 1994     $319,917    $120,000    $      0         12,000         $164,271(d)
  Sr. Vice President          1993      283,950      46,500           0         12,500                0
                              1992      274,247           0          --         20,000               --
James B. Spradling........... 1994     $257,619    $ 85,000    $101,225(e)      12,000         $      0
  Sr. Vice President          1993      277,689           0      23,310         17,500                0
                              1992      234,357           0          --         20,000               --
Joseph G. Wirth.............. 1994     $294,268    $ 75,000    $      0         12,000         $  9,221(g)
  Sr. Vice President and      1993      283,950      35,000      12,789(f)      12,500           29,574(g)
  Chief Technical Officer     1992      274,247           0          --         20,000               --

- - ---------------

(a) In accordance with Securities and Exchange Commission regulations, perquisites less than the lesser of (a) $50,000 or (b) 10% of salary and bonus are not shown.

(b) No Restricted Stock Awards or stock appreciation rights ("SAR") grants were made to any named executive officer during the three year period ended June 30, 1994.

(c) In accordance with Securities and Exchange Commission transition rules, no data is shown for fiscal year 1992.

(d) This amount represents a special allowance paid to Mr. Everett to cover additional costs of living overseas.

(e) This amount represents foreign tax expenses paid on behalf of Mr. Spradling.

(f) This amount represents tax expenses reimbursed as part of relocation.

(g) This amount represents mortgage interest differential paid as part of relocation.

STOCK OPTIONS

     The following table shows for each executive officer named in the Summary Compensation Table certain information regarding options granted during fiscal year 1994.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(A)

                                               INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE
                          ------------------------------------------------------------       VALUE AT ASSUMED
                            NUMBER OF      % OF TOTAL                                      ANNUAL RATE OF STOCK
                           SECURITIES       OPTIONS                                       PRICE APPRECIATION FOR
                           UNDERLYING      GRANTED TO                                         OPTION TERM(C)
                             OPTIONS      EMPLOYEES IN   EXERCISE OR BASE   EXPIRATION    ----------------------
          NAME            GRANTED(#)(B)   FISCAL YEAR      PRICE($/SH)         DATE        5%($)        10%($)
- - ------------------------- -------------   ------------   ----------------   ----------    --------    ----------
Robert J. Saldich........     36,000           4.0%          $ 38.125        10/20/03     $863,158    $2,187,412
Harry O. Postlewait......     24,000           2.7%          $ 38.125        10/20/03     $575,439    $1,458,274
Michael T. Everett.......     12,000           1.3%          $ 38.125        10/20/03     $287,719    $  729,137
James B. Spradling.......     12,000           1.3%          $ 38.125        10/20/03     $287,719    $  729,137
Joseph G. Wirth..........     12,000           1.3%          $ 38.125        10/20/03     $287,719    $  729,137

- - ---------------

(a) No SAR grants were made to any named executive officer during the fiscal year ended June 30, 1994.

(b) All options granted to executive officers in fiscal 1994 are exercisable as follows: 25% of the options on or after the first grant date anniversary; 50% on or after the second anniversary; 75% on or after the third anniversary, and 100% on or after the fourth anniversary. Exercisability of options may be accelerated by the Board of Directors. At the time of exercise, price may be paid in cash, by delivery of shares already owned (subject to certain conditions), by a secured loan from the Company, or by cashless exercise. The option plan permits withholding of shares to satisfy tax obligations upon exercise.

(c) Potential Realizable Value is based on the assumed annual share price appreciation for the ten-year option term. The 5% annual growth rate results in a stock price of $62.10 per share and the 10% annual growth rate results in a price of $98.89 per share. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised.

OPTION EXERCISES AND VALUATION

     The following table shows for each executive officer named in the Summary Compensation Table certain information regarding option exercises during fiscal year 1994 and options outstanding as of June 30, 1994.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                   VALUES(A)

                                                                         NUMBER OF               VALUE OF
                                                                   SECURITIES UNDERLYING        UNEXERCISED
                                                                    UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
                                                                    AT FISCAL YEAR-END      AT FISCAL YEAR-END
                                   SHARES ACQUIRED      VALUE          EXERCISABLE/            EXERCISABLE/
              NAME                 ON EXERCISE(#)    REALIZED($)     UNEXERCISABLE(#)      UNEXERCISABLE($)(B)(C)
- - ---------------------------------  ---------------   -----------   ---------------------   ---------------------
Robert J. Saldich................            0        $       0       152,556/101,444        $  393,720/$591,820
Harry O. Postlewait..............            0        $       0        61,000/ 24,000        $   58,500/$      0
Michael T. Everett...............        2,500        $  11,358       134,125/ 31,375        $  258,677/$112,266
James B. Spradling...............        3,500        $  38,500        36,375/ 39,625        $  167,391/$178,172
Joseph G. Wirth..................            0        $       0        28,125/ 36,375        $  231,172/$161,016

- - ---------------

(a) No SARs were outstanding at June 30, 1994, nor were any SAR grants made to any named executive officer during the year ended June 30, 1994.

(b) The market value of the underlying securities at the fiscal year-end minus the exercise price of in-the-money options. The market value (closing share price) on June 30, 1994 was $36.00.

(c) Average exercise price of all options outstanding for named executive officers are: Mr. Saldich, $33.46; Mr. Postlewait, $37.46; Mr. Everett, $35.50; Mr. Spradling, $32.83; and Mr. Wirth, $30.32.

DIRECTORS' FEES AND STOCK OPTIONS

     Directors not employed by the Company (all directors except Mr. Saldich) are paid an annual fee of $20,000 plus $1,000 for each Board or committee meeting attended in person. In addition, the chairman of the audit committee receives an annual fee of $7,500; the chairman of the nominating committee receives an annual fee of $16,000; and the chairman of the oversight committee for Raynet receives an annual fee of $25,000. Mr. Cook, Mr. Stein and Mr. Halperin receive, and Mr. Jamieson received until his retirement, additional compensation for providing consulting services to the Company or its subsidiaries. Mr. Cook provides advice to the Company with respect to technologies and management development. Mr. Halperin provides advice to Raynet with respect to sales, marketing, and recruiting. Mr. Jamieson provided advice to the Company with respect to organizational development. Mr. Stein provides advice to the Company with respect to financing alternatives and other Company issues.

     The Company entered into a consulting agreement with Mr. Cook upon his retirement on April 1, 1990, providing for an annual retainer of $100,000, payment of one-half of his office rent, and the assignment of a Company employee as his secretary. The agreement includes a commitment from Mr. Cook to consult for the Company on an as-needed basis and not to consult or work for a competitor of the Company during the term of the agreement. The agreement may be terminated by either party for any reason at the end of any fiscal year upon 90 days' prior written notice.

     The Company entered into a consulting agreement with Mr. Stein on January 25, 1994, providing for a retainer of $32,000 per quarter to be paid to Waverley Associates, Inc. and an option grant of 10,000 shares at fair market value on the date of grant. The agreement includes a commitment from Waverley Associates, Inc. to hold Mr. Stein available for up to 20% of his time for such consulting.

     Raynet Corporation entered into a consulting agreement with Mr. Halperin upon his retirement on April 1, 1990, providing for an annual retainer of $150,000 and an office and secretary at Raynet. Under the agreement, Mr. Halperin was required to devote 20% of his time to Raynet and not to consult or work for a competitor of the Company during the term of the agreement. Another agreement, which was executed by Mr. Halperin and the Company as of April 1, 1990, granted him supplementary pension benefits of $150,000 as a lifetime annuity, extended the vesting of certain options through the period of his consultancy for Raynet, and extended the exercise period for certain options that were already vested. On April 18, 1994, Raynet and Mr. Halperin entered into a new consulting agreement that superseded the old agreements. The new agreement continued Mr. Halperin's compensation level through June 30, 1994, then provided for a monthly retainer of $12,500 from July 1, 1994 through December 31, 1994 and $6,250 for January 1, 1995 through November 30, 1995. In addition, Raynet agreed to reimburse Mr. Halperin for relocation of his office and for office rent and secretarial services, at a rate of 100% of costs incurred from July 1, 1994 through December 31, 1994, and at a rate of 50% from January 1, 1995 through November 30, 1995. The Company guaranteed Raynet's obligations under the new consulting agreement and agreed to assume them in the event of a disposition of Raynet.

     Until his retirement, Mr. Jamieson provided organizational development advice to the Company as requested on a periodic basis. He received $7,500 per quarter for such services.

     Under the 1987 Directors Stock Option Plan, each director who is not an employee of the Company receives an option to purchase 3,000 shares of Common Stock on the date he or she first serves as a non-employee director. Thereafter, each non-employee director receives an option to purchase 750 shares of Common Stock upon re-election at the annual meeting of stockholders. A total of 150,000 shares of Common Stock have been reserved for issuance under this plan. The exercise price of options granted under this plan is the fair market value of the Common Stock on the grant date. For the fiscal year ended June 30, 1994, each director (except Mr. Saldich, who was not eligible, and Mr. Yansouni and Dr. McTague, who had not yet been elected) received an option to purchase 750 shares of Common Stock at a grant price of $38.125 per share. Upon election, Mr. Yansouni and Dr. McTague each received an option to purchase 3,000 shares of Common Stock at a grant price of $35.25 and $35.875, respectively. If re-elected at the annual meeting, each director, other than Mr. Saldich, will receive an option to purchase an additional 750 shares.

                      REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors determines the general compensation policies of the Company, establishes compensation plans, and sets specific compensation levels for executive officers. During the 1994 fiscal year the Compensation Committee was composed of Messrs. Morton (Chairman), Dulude, and Jamieson. All of the Committee members are "disinterested" as that term applies under the Securities and Exchange Commission's Rule 16b-3.

     The Committee reviews executive compensation matters not less than once annually. At the request of the Committee, the Company's Human Resources Department presents analyses and recommendations on executive compensation for the next fiscal year. The Committee thereafter makes specific determinations for each executive officer.

     Executive officer compensation typically consists of three components: base salary, an annual cash bonus award, and long-term incentive compensation in the form of stock options. Salary ranges, along with "target" levels for cash bonuses and stock option grants, are established by the Committee based on median competitive market levels indicated from pay surveys and other information obtained by the Company regarding selected U.S. companies of similar size, complexity, and quality to that of the Company.

     BASE SALARIES. For fiscal year 1994, the Committee obtained an independent consultant's report summarizing executive salary levels at over 25 comparison companies. Included were prominent electronics, telecommunications, computer software and hardware, and industrial manufacturing companies, representing organizations with whom the Company competes for talent and/or which have market capitalization or other attributes similar to the Company. Salary data from the report were adjusted to reflect relative sales volumes and differences in business unit size, as appropriate. Publicly available surveys and salary data reported in proxy statements were used to provide supplementary information. Additionally, in setting salary levels, the Committee considers the executive officer's individual experience and sustained performance, as well as salary levels within the Company.

     ANNUAL BONUSES. A variable cash bonus plan was implemented in fiscal year 1993 and continued during 1994 for all non-Raynet employees, except the Chief Executive Officer (CEO), corporate Executive Vice President, Chief Financial Officer, and Chief Legal Officer. There are two formula-derived components to the plan, a corporate profit sharing pool and a business unit incentive pool. The corporate profit sharing pool is based on the Company's pre-tax return on assets (exclusive of Raynet); the business unit pool is based on individual business sector return on controllable assets and provides the opportunity for additional compensation based on sales growth. Specific financial thresholds must be met before any awards may be paid for financial performance. Financial goals are set at absolute levels, not relative to internal budgets or projections. Furthermore, each officer in the variable cash bonus plan may be eligible for an additional amount above the formula-derived bonus. For executive officers, such additional amounts are awarded at the discretion of the Committee, depending on individual performance.

     The four corporate officers who do not participate in the variable cash bonus plan may receive annual bonus awards only at the discretion of the Committee. Bonuses for these individuals, if any, reflect the overall performance of the entire Company including Raynet, the Company's financial results as compared to prior years, and progress during the year toward the Company's long-term strategic objectives.

     LONG-TERM INCENTIVES. Stock option grants recently have been the only form of long-term incentive compensation used by the Committee. The Committee believes that stock options play an important role in attracting, retaining, and motivating executives and in providing executives with a means of accumulating Company stock ownership. The Committee's practice is to grant options annually at 100% of the fair market value at the date of grant. Subsequently, options typically vest at a rate of 25% per year over four years.

     The Committee determines option grant levels for executive officers based on competitive data gathered from relevant comparison companies by independent consultants. The Committee considers the aggregate stock option shares granted throughout the Company, individual experience and performance of recipients, and past individual grant amounts in determining appropriate grant levels.

     CEO COMPENSATION. The Committee believes that the compensation level for the CEO should be determined by the results of the Company and its subsidiaries, as well as progress made in positioning the Company for sustained future growth. The Committee reviews competitive CEO compensation packages and related financial performance data at selected comparison companies to determine a reasonable level and mix of pay for the Company's CEO.

     Robert J. Saldich became president and CEO of the Company on April 1, 1990. Initially, Mr. Saldich's base salary as CEO was $450,000 per year. Mr. Saldich received no increase in his base salary in fiscal years 1991 and 1992 as the Company faced the economic challenge of worldwide recession along with significant downsizing of the defense industry, while continuing to support its Raynet investment. He then received an increase to $500,000 at the beginning of fiscal year 1993, and to $550,000 at the beginning of fiscal year 1994. The Committee believes that his salary history accords with the Company's performance (return on assets, sales growth, and progress towards strategic initiatives) since Mr. Saldich became president and CEO. Nonetheless, external market indices of comparably sized businesses show that his base salary remains below the competitive median.

     For fiscal year 1994, the Committee awarded a cash bonus of $220,000 to Mr. Saldich. This is double the bonus that he earned for fiscal year 1993, which followed three years (fiscal years 1990, 1991, and 1992) when he earned no bonuses. The combination of Mr. Saldich's fiscal year 1994 bonus and salary earnings is less than the competitive median for CEOs of comparable companies. However, the bonus reflects the Committee's recognition that return on assets, sales growth, and revenues were improved over fiscal year 1993. The Committee also recognizes significant strategic accomplishments involving the development of financing alternatives for Raynet.

     Stock options are granted to the CEO, as to other executive officers, primarily based on position, individual performance and prior grant history. The Committee determines grant levels after measurement against the external market both in terms of individual option grant size and aggregate shares granted as a percent of total outstanding Company shares.

     Mr. Saldich was granted options on 36,000 shares of the Company's Common Stock in fiscal year 1994. Competitive data analyzed by the Committee indicate that this is substantially less than the median competitive grant. Mr. Saldich's grant reflects an adjustment to maintain the aggregate option shares granted by the Company for fiscal year 1994 at an acceptable overall level. His 1994 options were granted at fair market value at the time of grant and vest ratably over four years. Options on 25,600 shares are "non-qualified options" and options on 10,400 shares are "incentive stock options", as those terms are defined by the Internal Revenue Code.

     COMPANY POLICY ON DEDUCTIBILITY OF EXECUTIVE OFFICER COMPENSATION. The Board has decided to amend the Company's 1990 Incentive Plan in light of Section 162(m) of the Internal Revenue Code. Section 162(m) generally places a $1 million per person limit on the deduction a publicly held corporation may take for compensation paid to its CEO and its four other highest paid executive officers, unless, in general, the compensation is exempt as "performance based." For stock compensation to be "performance based," a requirement of Section 162(m) is that there be a limit on the number of shares that may be granted to employees subject to the deduction cap. The Board of Directors approved a limit of 200,000 shares as the maximum number of shares that may be granted to any participant under the 1990 Incentive Plan in any one-year period. If approved by stockholders, this amendment to the 1990 Incentive Plan will allow gains realized upon exercise of options to qualify as "performance based" and, therefore, to be excluded from compensation subject to the $1 million deductibility limit.

[SIGNED:]  Messrs. Dulude, Jamieson, and Morton (Chairman)

RAYCHEM STOCK PERFORMANCE CHART

     The chart below compares the Company's cumulative total stockholder return (overall market performance with reinvested dividends) during the five-year period ended June 30, 1994, against the Standard & Poor's 500 Stock Index and the Standard & Poor's Electrical Equipment Index, both of which are established and well-known industry indices.

     The Company is a broadly diversified materials science business and is not easily categorized within any specific industry index.

                              RAYCHEM CORPORATION
               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN(A)

      MEASUREMENT PERIOD                                           S&P ELEC
    (FISCAL YEAR COVERED)           RAYCHEM         S&P 500       EQUIP INDEX
30/JUN/89                               100.00          100.00          100.00
30/JUN/90                                97.43          124.54          152.08
30/JUN/91                                76.23          142.33          192.00
30/JUN/92                                93.77          168.82          226.08
30/JUN/93                               116.50          199.12          304.25
30/JUN/94                               106.47          208.68          326.00

- - ---------------

(a) Total return assumes reinvestment of dividends. Assumes $100 invested June 30, 1989.

(b) S&P Electrical Equipment Index includes AMP, Emerson Electric, General Electric, W.W. Grainger, Honeywell, Raychem, Thomas & Betts, and Westinghouse Electric.

PENSION PLANS

     The Company has a defined benefit pension plan that provides retirement benefits to eligible United States employees. Subject to certain exceptions, for each year of credited service after 1992, each eligible employee accrues an annual benefit equal to 1.375% of compensation plus 0.625% of compensation in excess of Social Security compensation. In addition, the plan provides for a past service benefit of the sum of 1.375% of the average compensation of a participant for the three highest consecutive years of compensation prior to 1992 plus 0.625% of such average compensation in excess of Social Security compensation, multiplied by the years of credited service prior to 1992. Years of credited service are limited to a total of 35 years, and these years comprise the 35 highest-paid years worked. The benefits payable to any employee are payable upon retirement from the Company at age 65 and are subject to certain limitations established by applicable law and the plan. An employee who retires after age 65 receives the greater of the benefit at age 65 increased by 1/180 per month for each month of service thereafter or the benefit for all years of service.

     The Company has adopted a supplemental executive retirement plan for all United States employees whose benefits under the Company's pension plan are limited by United States federal tax laws. The plan provides these employees with benefits equivalent to those not paid under the pension plan because of the federal tax law limitations. However, the supplemental retirement plan limits years of credited service to 35, and no benefits are payable under the plan subsequent to the participant's engaging in any activity in competition with the Company. The plan authorizes the Board, at its discretion, to accelerate the payment of benefits or establish a trust fund for participants upon a change in control of the Company.

     The estimated annual aggregate benefit payable under the plans upon retirement from the Company at age 65 to each of the executive officers named in the Summary Compensation Table (assuming that each person's covered compensation in future years remains at its 1993 calendar year-end annualized level) is $312,554 for Robert J. Saldich, $192,228 for Harry O. Postlewait, $150,760 for Michael T. Everett, $159,378 for James B. Spradling, and $50,053 for Joseph G. Wirth.

COMPANY LOANS TO DIRECTORS AND EXECUTIVE OFFICERS

     In connection with option exercises and the purchase of its Common Stock under equity incentive plans, the Company has made available to employees, including directors and executive officers, deferred payment arrangements and advances to cover income tax liabilities. The indebtedness resulting from such arrangements has a five-year term and bears interest, which is accruing at rates ranging from 5.0% to 9.1% per year, payable in annual installments. The maximum amounts of such indebtedness outstanding during the fiscal year ended June 30, 1994, together with the amounts outstanding at June 30, 1994, for each person who was a director or executive officer during the fiscal year and for whom the principal amount exceeded $60,000 at any time during such period, is as follows:
$230,275 and $192,474 for Robert J. Saldich.

     The Company has also extended to certain executive officers loans on a secured basis for relocation expense and other personal needs. The loans are repayable over four to five years and bear interest, accruing at rates between 0% and 6%. As of June 30, 1994, the maximum amount of such indebtedness outstanding during the 1994 fiscal year, together with the amount outstanding at June 30, 1994, for each such executive officer for whom the principal amount exceeded $60,000 at any time during such period was as follows: Harry O. Postlewait, $254,414 and $233,414; James B. Spradling, $217,244 and $215,744;
and Joseph G. Wirth, $600,000 and $600,000.

              ADDITION OF SHARES TO EMPLOYEE STOCK PURCHASE PLANS

BACKGROUND

     The Company maintains an Amended and Restated 1984 Employee Stock Purchase Plan and an Amended and Restated 1985 Supplemental Employee Stock Purchase Plan that permit United States employees and employees of certain domestic and foreign subsidiaries to purchase the Company's Common Stock at a discounted price. These plans are designed to encourage and assist a broad spectrum of employees of the Company and participating subsidiaries to acquire an equity interest in the Company through the purchase of Common Stock. They are also intended to provide to United States employees participating in the plan the tax benefits available under Section 421 of the Internal Revenue Code. At June 30, 1994, 4,979 of 9,843 eligible employees were participants in the plans.

     The Board of Directors has adopted, subject to stockholder approval, an amendment to these plans to increase the aggregate number of shares issuable under the two plans by 700,000 shares to 14,000,000 shares. As of August 1, 1994, approximately 691,804 shares remained available for issuance under these plans. A summary of the principal provisions of these plans is set forth below. If approved by stockholders, approximately 1,391,804 shares would be available for issuance. Management expects this share increase to be sufficient for all stock purchases under these plans for the next year.

DESCRIPTION OF PLANS

     All employees, including executive officers and directors who are employees, customarily employed more than 15 hours per week and more than five months per year by the Company or a participating subsidiary are eligible to participate in these plans as of the first quarterly enrollment date following employment. Participants may elect to make contributions up to a maximum of 15% of base earnings. On the last trading date of each period, the Company applies the funds then in each participant's account to the purchase of shares. The purchase dates are the last business day of each of January, April, July, and October. The cost of each share purchased is 85% of the lower of the closing prices for Common Stock on (i) the first trading day in the enrollment period in which the purchase is made and (ii) the purchase date. (The closing price of the Company's Common Stock on the New York Stock Exchange composite tape on August 23, 1994, was $40.75 per share.) The length of the enrollment period may not exceed 12 months. Enrollment dates are the first business day of each of February, May, August, and November. The Board has limited the maximum number of shares that may be purchased by a participant during any enrollment period, and no participant's right to acquire shares may accrue at a rate exceeding $25,000 of fair market value of Common Stock (determined as of the first business day in an enrollment period) in any calendar year.

     The Board of Directors administers these plans but has delegated routine matters to management committees. The Board of Directors may amend or terminate these plans at any time and may provide for an adjustment in the purchase price and the number and kind of securities available under the plan in the event of a reorganization, recapitalization, stock split, or other similar event. However, amendments that would increase the number of shares reserved for purchase, materially increase the benefits to participants, or materially modify the requirements for participation under these plans require stockholder approval. Shares available under these plans may be either outstanding shares repurchased by the Company or newly issued shares.

FEDERAL INCOME TAX CONSEQUENCES

     In general, participants who are citizens or residents of the United States ("U.S. Participants") will not have taxable income or loss under these plans until they sell or otherwise dispose of shares acquired under these plans (or die holding such shares). If the shares are held, as of the date of sale or disposition, for longer than both (i) two years after the beginning of the enrollment period during which the shares were purchased, and (ii) one year following purchase, a U.S. Participant will have taxable ordinary income equal to 15% of the fair market value of the shares on the first day of the enrollment period (but not in excess of the gain on the sale). Any additional gain from the sale will be long-term capital gain. The Company is not entitled to an income tax deduction if the holding periods are satisfied.

     If the shares are disposed of within either of the foregoing holding periods (a "disqualifying disposition"), a U.S. Participant will have taxable ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price. In addition, the U.S. Participant will have taxable capital gain (or loss) measured by the difference between the sale price and the U.S. Participant's purchase price plus the amount of ordinary income recognized, which gain (or loss) will be long-term if the shares have been held as of the date of sale for more than one year. The Company is entitled to an income tax deduction equal to the amount of ordinary income taxable to a U.S. Participant in a disqualifying disposition.

     Special rules apply to U.S. Participants who are directors or officers. The consequences to non-U.S. Participants are governed by foreign laws, which typically do not offer the same tax advantages as United States law.

PROPOSED AMENDMENTS

     At the annual meeting, the Company's stockholders will be asked to approve the increase in the total number of shares authorized under both plans by 700,000 shares to 14,000,000 shares.

     The following table shows the "Dollar Value" and number of shares purchased by the named individuals and groups under the Amended and Restated 1984 Employee Stock Purchase Plan and/or the Amended and Restated 1985 Supplemental Employee Stock Purchase Plan during the fiscal year ended June 30, 1994. The "Dollar Value" is the difference between the fair market value of the stock at the date of purchase and the participant's purchase price for the stock.

                                 PLAN BENEFITS

           AMENDED AND RESTATED 1984 EMPLOYEE STOCK PURCHASE PLAN AND AMENDED AND RESTATED 1985 SUPPLEMENTAL EMPLOYEE STOCK PURCHASE PLAN(A)

                                                                  DOLLAR       NUMBER
                       NAME AND POSITION VALUE                   VALUE($)     OF SHARES
        ------------------------------------------------------  ----------    ---------
        Robert J. Saldich.....................................  $    3,659          680
          President and Chief Executive Officer
        Harry O. Postlewait...................................  $    4,048          758
          Executive Vice President
        Michael T. Everett....................................  $    3,680          689
          Senior Vice President
        James B. Spradling....................................  $      514           94
          Senior Vice President
        Joseph G. Wirth.......................................  $        0            0
          Senior Vice President and Chief Technical Officer
        Executive Officers as a Group (14 persons)............  $   43,675        8,094
        Non-Executive Director Group(b).......................  $        0            0
        Non-Executive Officer Employee Group..................  $4,893,637      892,805

- - ---------------

(a) Future benefits or amounts received cannot be calculated as they are dependent on each individual's decision as to the amount of salary to be deducted to be used for stock purchases and the stock price in effect at the time of purchase.

(b) Members of the Board of Directors are ineligible to participate in these Plans, unless they are also an employee of the Company. Presently, only Mr. Saldich is eligible.

RECOMMENDATION

     The Board of Directors believes that the proposed amendments are in the best interests of the Company, its stockholders, and its employees and unanimously recommends a vote "FOR" approval. Approval of the amendments requires the affirmative vote of the holders of a majority of the voting power of the Company's outstanding shares of Common Stock.

                       AMENDMENTS TO 1990 INCENTIVE PLAN

BACKGROUND

     In order to attract, retain, and motivate selected employees of, and consultants to, the Company and its subsidiaries and affiliates, the Board of Directors adopted, and the stockholders approved, the 1990 Incentive Plan. At the Annual Meeting, the stockholders are being asked to approve an amendment to the 1990 Incentive Plan to impose a limit on the number of shares of Common Stock with respect to which option awards may be made to any one participant thereunder in any one-year period. The stockholders are also being asked to approve an amendment to the plan to extend to up to five years the time that awards may be exercised after retirement.

DESCRIPTION OF THE PROPOSALS

     Limit on Number of Shares. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in August 1993, limits the deductibility by public companies of compensation in excess of $1 million per year (subject to some exemptions) paid to certain executive officers (generally, the CEO and the four most highly compensated executive officers). As the limit applies in the year in which the compensation is paid, it could apply to income derived from the exercise of certain stock options, measured by the spread between the exercise price and the fair market value at the time the option is exercised. Options granted prior to February 17, 1993 are not subject to the deduction limitation under this law.

     "Performance based" compensation is excluded from compensation counted toward the $1 million deduction limit if certain conditions are met. Compensation resulting from the exercise of stock options will be treated as "performance based" and excluded from the limit on deductibility if, among other things, the plan under which the options are granted specifies limits on the number of shares issuable to any participant under the plan and these limits are approved by the issuer's stockholders.

     In order to exclude from the $1 million deduction limit compensation resulting from the exercise of options granted under the 1990 Incentive Plan, the Board of Directors adopted, subject to stockholder approval, an amendment to the plan to limit the number of shares with respect to which options may be granted to no more than 200,000 shares to any one participant in any one-year period.

     Extension of Post-Retirement Exercisability. On August 12, 1994, the Board of Directors adopted, subject to stockholder approval, an amendment to the Incentive Plan that would extend to up to five years the time that awards granted on or after August 12, 1994 under the plan may be exercised after retirement. Currently, awards are exercisable after retirement for up to three years. The Board believes that a longer time to exercise after retirement is in line with plans of other companies and presents employees with greater personal financial flexibility.

DESCRIPTION OF THE PLAN

     The 1990 Incentive Plan provides for the discretionary award of options, restricted stock, performance share awards, or any combination thereof (collectively, the "awards") to eligible employees, including executive officers, and consultants. The Incentive Plan is administered by the Board of Directors. The Board may delegate its authority to a committee composed of not less than three outside directors and may delegate routine matters to management.

     A total of 3,700,000 shares of Common Stock is reserved for issuance under the Incentive Plan. To the extent an award is paid in cash, the number of shares of Common Stock, based on the fair market value thereof on the payment date, that represent the value of the cash payment will not be available for later grant under the Incentive Plan. No award may be granted under the Incentive Plan after October 31, 2000, but outstanding awards may extend beyond that date.

     As stated, awards may be granted in the form of stock options, restricted stock, or performance shares (as defined in the Incentive Plan). Since the Incentive Plan was approved by the stockholders in 1990, the Board has granted only stock option awards. The other forms of awards were included in the Incentive Plan in order to provide the Board with sufficient flexibility to respond to such circumstances as changes in accounting rules or tax laws, a different competitive environment for attracting and retaining employees, or unforeseen conditions. The Board has broad discretion to determine the amount and type of awards and the terms and conditions of awards. Any award may be granted either alone or in addition to other awards granted under the Incentive Plan. The Board may condition the grant of an award upon the attainment of specified Company, group, division, or subsidiary performance goals or other criteria, which need not be the same for all participants, and may adjust the performance goals and measurements applicable to awards. The Board also may waive in whole or in part any or all restrictions, conditions, vesting, or forfeiture with respect to any outstanding award.

     The consideration payable in connection with an award (including any related taxes) may, as authorized by the Board, be paid by promissory note of the participant, or by delivery of other property, including securities of the Company. Except as provided in the Incentive Plan or in an award agreement, awards generally terminate 90 days after termination of a participant's employment, with the following exceptions: if the employment termination is due to the participant's death, disability, or retirement (and the award was made prior to August 2, 1991), then the award may be exercised for two years after the date of termination. For awards made after August 2, 1991, if termination is due to retirement, then the award may be exercised for three years after the date of termination. If approved by stockholders, for awards made after August 12, 1994, if termination is due to retirement, then the award may be exercised for five years after the date of termination.

     The Board may amend, alter, or discontinue the Incentive Plan or any award thereunder at any time, except that the consent of a participant is required if the participant's existing rights under an outstanding award would be impaired. In addition, to the extent required under applicable tax and securities laws and regulations, the stockholders of the Company must approve any amendment, alteration, or discontinuance of the Incentive Plan that would (i) increase the total number of shares reserved under the Incentive Plan, (ii) permit incentive stock options to be exercisable at less than fair market value on the date of grant, (iii) extend the maximum option exercise period, (iv) change the class of employees or consultants eligible to participate in the Incentive Plan, or (v) materially increase the benefits accruing to participants under the Incentive Plan.

     The Incentive Plan is an unfunded plan for incentive and deferred compensation. Although it has not done so, the Board may establish trusts or other arrangements to meet the obligations under the Incentive Plan to deliver stock or make payments.

     Options. Stock options granted under the Incentive Plan may be incentive stock options under Section 422 of the Internal Revenue Code ("ISOs") or non-qualified stock options ("Non-Qualified Options"). The exercise price of ISOs may not be less than the fair market value of the shares subject to the option on the date of grant. The exercise price of Non-Qualified Options must be at least 85% of the fair market value of the shares subject to the option on the date of grant. The term of any ISO granted under the Incentive Plan may not exceed ten years, and the term of any Non-Qualified Option may not exceed 15 years. Certain other limitations are also applicable to ISOs in order to take advantage of tax treatment that may be favorable to holders of ISOs.

     Restricted Stock. Restricted Common Stock awards consist of nontransferable shares of Common Stock of the Company. The Board may provide for the lapse of the transfer restrictions over a period of not more than ten years, or may accelerate or waive such restrictions, in whole or in part, based on service, performance, or other criteria.

     Performance Shares. Performance shares, which are shares of stock issuable upon the attainment of certain performance criteria, may also be granted under the Incentive Plan. At the time a grant is made, the Board will determine the number of shares of Common Stock to be awarded at the end of the performance period if and to the extent that the specified performance targets are met. The Board will determine the performance period, which must be at least two years and not more than six years, the performance objectives to be used in granting the awards, and the extent to which awards have been earned. Performance periods may overlap, and participants may be awarded performance shares having different performance criteria. Performance share awards may be payable in cash or stock, at the discretion of the Board, and may bear interest or earn dividends.

     Change in Control. In the event of a "change in control" of the Company, as defined in the Incentive Plan, the Board may, in its discretion and subject to certain limitations, elect to accelerate the vesting provisions of awards or may cash out the awards. A "change in control" is defined to include the acquisition of 20% or more of the voting power of the Company's outstanding stock, a proxy solicitation for one or more directors without support of the then-current Board, and certain mergers or reorganizations or other changes in ownership of the Company's assets or stock.

FEDERAL INCOME TAX CONSEQUENCES

     In general, an employee who is a citizen or resident of the United States ("U.S. Employee") will recognize no income (and the Company will receive no deduction) upon the grant or exercise of an ISO. However, exercise of an ISO by a U.S. Employee could give rise to liability of the U.S. Employee for alternative minimum tax.

     A U.S. Employee generally will be entitled to long-term capital gain treatment upon the sale of shares ("Option Shares") acquired upon the exercise of an option if the shares have been held for more than two years after the grant date and for more than one year after the exercise date. If the Option Shares are disposed of before both of these holding periods have expired, the U.S. Employee will have taxable ordinary income and/or capital gain (or loss) in the year of sale determined as if the option had been a Non-Qualified Option (see below), except that the amount of ordinary income will not exceed the actual gain on the sale, and the Company will be entitled to a corresponding deduction.

     In general, a U.S. Employee should not have taxable income upon the grant of a Non-Qualified Option or performance share award. Upon exercise or conversion of either of these instruments, the U.S. Employee will generally have ordinary income subject to withholding taxes (and the Company will be entitled to a corresponding deduction) in the amount by which the fair market value of the stock at that time exceeds the purchase (or conversion) price. A U.S. Employee should not have taxable income upon the grant of restricted stock but would have taxable income upon the lapse of any restrictions. A U.S. Employee receiving restricted stock, however, may make an election to be taxed at grant on any excess of fair market value over the amount paid, in which case the lapse of any restrictions will not be a taxable event. If shares are held at least one year after the date the U.S. Employee has taxable income from acquiring them, then upon sale of the shares the employee will have long-term capital gain or loss equal to the difference between the sale price and the fair market value of the shares on the date taxable income is recognized. Under current federal income tax law, long-term capital gain is taxable at a maximum rate of 28%, while ordinary income is taxable at a maximum stated rate of 39.6% (disallowances of deductions at certain income levels may result in a higher implicit rate).

     The tax consequences to non-U.S. Employees are governed by foreign law, which typically does not offer the same tax advantages as United States law. Special rules apply to participants who are directors or officers.

PROPOSED AMENDMENTS

     At the annual meeting, the Company's stockholders will be asked to approve the proposal to amend the 1990 Incentive Plan to limit the number of shares with respect to which options may be granted to no more than 200,000 shares to any one participant in any one-year period. In addition, stockholders will be asked to approve the proposal to amend the plan to extend the period during which awards granted on or after August 12, 1994 may be exercised to up to five years following retirement from the Company.

     The following table shows the number of shares of Common Stock currently issuable upon exercise of options granted to the named individuals and groups under the 1990 Incentive Plan during the fiscal year ended June 30, 1994.

                                 PLAN BENEFITS
                              1990 INCENTIVE PLAN

                                                                   NUMBER       AVERAGE
                                                                     OF         EXERCISE
                           NAME AND POSITION                      OPTIONS(A)     PRICE
        --------------------------------------------------------  --------      --------
        Robert J. Saldich.......................................         0       $    0
          President and Chief Executive Officer
        Harry O. Postlewait.....................................         0       $    0
          Executive Vice President
        Michael T. Everett......................................         0       $    0
          Senior Vice President
        James B. Spradling......................................         0       $    0
          Senior Vice President
        Joseph G. Wirth.........................................         0       $    0
          Senior Vice President and Chief Technical Officer
        Executive Officers as a Group (14 persons)..............    19,800       $37.97
        Non-Executive Director Group(b).........................    10,000       $35.00
        Non-Executive Officer Employee Group....................   684,200       $38.00

- - ---------------

(a) All options granted at fair market value as of date of grant.

(b) Only officers and other key employees (including consultants) are eligible to participate in this Plan.

     The closing price of the Common Stock on the New York Stock Exchange on August 23, 1994 was $40.75 per share.

RECOMMENDATION

     The Board of Directors believes that the proposed amendments are in the best interests of the Company, its stockholders, and its employees and unanimously recommends a vote "FOR" approval. Approval of each of the amendments requires the affirmative vote of the majority of the votes cast at a duly held stockholder's meeting at which a quorum of the voting power is represented.

                COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, for the fiscal year ended June 30, 1994, its executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors recommends to the stockholders ratification of the appointment of Price Waterhouse LLP as the Company's independent accountants. Price Waterhouse LLP has been acting as the Company's independent accountants since fiscal year 1984.

     Representatives of Price Waterhouse LLP will be present at the meeting. They do not expect to make any statement, but will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

             CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH MANAGEMENT

     Mr. Cook is a director and shareholder of Chemical Fabrics Corporation, a New Hampshire company founded by Mr. Cook's brother and principally engaged in the manufacture and sale of flexible, high-performance materials for use in severe environments. Mr. Cook has been a director of Chemical Fabrics Corporation for many years and has been a major shareholder since his brother's death in 1977. While Chemical Fabrics is not in direct competition with Raychem, the company possesses wire coating technology which may be useful to competitors of Raychem. Chemical Fabrics produces a composite film product which it sells to customers who use it to manufacture wire and cable. At the present time, it does not appear likely that Chemical Fabrics itself would compete directly with Raychem in the wire and cable business. In the past, Chemical Fabrics has had discussions with Raychem concerning the possibility of Chemical Fabrics and Raychem working together. The parties mutually concluded that such a relationship was unlikely to be productive for either company at that time.

                                 ANNUAL REPORT

     The Company's annual report for the 1994 fiscal year is being mailed with this proxy statement to stockholders entitled to notice of the meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented on such matters in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1995 annual meeting of stockholders must be received by the Company no later than May 24, 1995, in order to be considered for inclusion in the proxy statement and proxy related to the meeting.

     Stockholder proposals for nominees to the Board of Directors must be submitted in writing to the nominating committee in care of the Corporate Secretary by August 1 or 90 days prior to the annual meeting of stockholders, whichever is earlier.

                                            By Order of the Board of Directors

                                            ROBERT J. VIZAS
                                            Secretary

                              RAYCHEM CORPORATION
               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
               ANNUAL MEETING OF STOCKHOLDERS -- NOVEMBER 9, 1994

     Robert J. Saldich, Bruce E. MacMillan, and Robert J. Vizas, or any of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of stockholders of RAYCHEM CORPORATION to be held at the Company's principal office, 300 Constitution Drive, Menlo Park, California 94025, at 10:00 a.m. on Wednesday, November 9, 1994, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

     THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED AND FOR EACH OF THE OTHER PROPOSALS SPECIFIED HEREIN.

1. Nominees: Paul M. Cook, Richard Dulude, James F. Gibbons, John P. McTague, Dean O. Morton, Robert J. Saldich, Isaac Stein and Cyril J. Yansouni.

     FOR all nominees            WITHHELD from all nominees

     FOR all nominees, except vote withheld from the following nominee(s):

                     FOR          AGAINST          ABSTAIN

2. To approve amendments to the Company's employee stock purchase plans to provide additional shares.

                     FOR          AGAINST          ABSTAIN

3. To approve an amendment to the Company's 1990 Incentive Plan to limit the number of shares that may be granted to any participant in any one-year period.

                     FOR          AGAINST          ABSTAIN

4. To approve an amendment to the Company's 1990 Incentive Plan to extend to up to five years the period during which awards may be exercised following retirement from the Company.

                     FOR          AGAINST          ABSTAIN

5. To ratify the appointment of Price Waterhouse LLP as the Company's independent accountants.

                     FOR          AGAINST          ABSTAIN

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN REPRESENTATIVE CAPACITY, SIGN NAME AND INDICATE TITLE.

                                     Signature                              Date

                                     Signature                              Date

     Check here for address change. New Address:

     Check here if you plan to attend the meeting.

     PLEASE VOTE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              RAYCHEM CORPORATION
                    AMENDED AND RESTATED 1990 INCENTIVE PLAN


SECTION 1.  PURPOSE; DEFINITIONS.

         (a) Purpose. The purpose of the Plan is to provide selected eligible employees of, and consultants to, Raychem Corporation, a Delaware corporation, its subsidiaries and affiliates an opportunity to participate in the Company's future by offering them an opportunity to acquire stock in the Company so as to retain, attract and motivate them.

         (b) Definitions. For purposes of the Plan, the following terms have the following meanings:

                 (i) "Award" means any award under the Plan, including any Option, Restricted Stock, or Performance Share Award.

                (ii) "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Plan participant setting forth the terms and conditions of the Award.

               (iii)   "Board" means the Board of Directors of the Company.

                (iv)   "Change in Control" has the meaning set forth in
         Section 8(a).

                 (v)   "Change in Control Price" has the meaning set forth in
         Section 8(c).

                (vi) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

               (vii) "Commission" means the Securities and Exchange Commission and any successor agency.

              (viii)   "Committee" means the Committee referred to in
         Section 2, or the Board in its capacity as administrator of the Plan in accordance with Section 2.

                (ix) "Company" means Raychem Corporation, a Delaware corporation.

                 (x) "Disability" means permanent and total disability as determined by the Committee for purposes of the Plan.

             (xi) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

            (xii) "Fair Market Value" means as of any given date the closing sales price of the Stock reported on the New York Stock Exchange Composite Tape or, if no sale of Stock occurs on such date, the fair market value of the Stock as determined by the Committee in good faith.

           (xiii) "Incentive Stock Option" means any Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

            (xiv)  "Option" means an option granted under Section 5.

             (xv) "Performance Period" means the period determined by the Committee under Section 7(a).

            (xvi) "Performance Share" means the equivalent, as of any time such assessment is made, of the Fair Market Value of one share of Stock.

           (xvii)  "Performance Share Award" means an Award under Section 7.

          (xviii) "Plan" means this Raychem Corporation 1990 Incentive Plan, as amended from time to time.

            (xix) "Restricted Stock" means an Award of Stock subject to restrictions, as more fully described in Section 6.

             (xx) "Restriction Period" means the period determined by the Committee under Section 6(b).

            (xxi) "Retirement" has the same meaning as in the "Raychem Corporation Pension Plan" as in effect from time to time.

           (xxii) "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

          (xxiii) "Stock" means the Common Stock, $1.00 par value, of the Company, and any successor security.

           (xxiv) "Subsidiary" has the meaning set forth in Section 424 of the Code.

            (xxv) "Supplemental Stock Option" means any Option that is not an Incentive Stock Option.

           (xxvi)  "Tax Date" means the date defined in Section 9(f).

          (xxvii) "Termination" means, for purposes of the Plan, with respect to a participant, that the participant has ceased to be, for any reason, employed by, or consulting to, the Company, a subsidiary or an affiliate; provided, however, that for purposes of this definition, if so determined by the President of the Company, in his sole discretion, Termination shall not include a change in status from an employee of, to a consultant to, the Company or any subsidiary or affiliate, or vice versa.


SECTION 2.  ADMINISTRATION.

         (a)   Committee.    The Plan shall be administered by the Board or,
upon delegation by the Board, either in its entirety or only as it relates to persons subject to Section 16 of the Exchange Act, by a committee of the Board. In connection with the administration of the Plan, the Committee shall have the powers possessed by the Board. The Committee may act only by a majority of its members, except that the Committee (i) may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee and (ii) so long as not otherwise required for the Plan to comply with Rule 16b-3, may delegate to one or more officers or directors of the Company authority to grant Awards to persons who are not subject to Section
16 of the Exchange Act with respect to Stock.   The Board at any time may
abolish the Committee and revest in the Board the administration of the Plan.

         (b)   Authority.    The Committee shall grant Awards to eligible
employees and consultants. In particular and without limitation, the Committee, subject to the terms of the Plan, shall:

               (i) select the officers, employees and consultants to whom Awards may be granted;

              (ii) determine whether and to what extent Awards are to be granted under the Plan;

             (iii) determine the number of shares to be covered by each Award granted under the Plan;

              (iv) determine the terms and conditions of any Award granted under the Plan and any related loans to be made by the Company, based upon factors determined by the Committee; and

                 (v) determine to what extent and under what circumstances any Award payments may be deferred by a participant.

         (c) Committee Determinations Binding. The Committee may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it from time to time shall deem advisable, may interpret the terms and provisions of the Plan, any Award and any Award Agreement and may otherwise supervise the administration of the Plan. Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time. All decisions made by the Committee under the Plan shall be binding on all persons, including the Company and Plan participants.


 SECTION 3.  STOCK SUBJECT TO PLAN.

         (a) Number of Shares. The total number of shares of Stock reserved and available for issuance pursuant to Awards under the Plan shall be 3,700,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares or shares reacquired in private transactions or open market purchases, but all shares issued under the Plan regardless of source shall be counted against the 3,700,000-share limitation. If (i) any Option terminates or expires without being exercised in full, (ii) any shares of Stock issued as Restricted Stock or Performance Shares or issued pursuant to Stock Purchase Rights are forfeited prior to conferring on their holder benefits of ownership other than voting rights or accumulated dividends that are not realized, or (iii) an Award otherwise terminates without a payment being made to the participant in the form of Stock, the shares issuable under such Option or Award, or forfeited without conferring benefits as described above, shall again be available for issuance in connection with other Awards. If any shares of Stock subject to an Award are repurchased by the Company or are forfeited after conferring benefits as described above, such shares of Stock shall not again be available for issuance in connection with Awards. To the extent an Award is paid in cash, the number of shares of Stock representing, at Fair Market Value on the date of payment, the value of the cash payment shall not be available for later grant under the Plan.

         (b) Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the number of shares of Stock specified in

Section 3(c), in the number and exercise price of shares subject to outstanding Options, and in the number of shares subject to other outstanding Awards, as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

         (c)   Individual Limitation.    The Company may not issue Options with
a Fair Market Value exercise price as of the date of grant covering in the aggregate more than 200,OOO shares of Stock (subject to adjustments and substitutions as required under Section 3(b) above) to any one participant in
any one-year period.    If and when the Committee establishes performance
criteria for the award of Options with an exercise price of less than Fair Market Value, the award of Restricted Stock or Performance Share Awards, the Company may limit the number of shares issuable under such Awards to the extent required to comply with the limitation on amounts deductible by the Company under Section 162(m) of the Code.

SECTION 4.  ELIGIBILITY.

         Awards may be granted to officers and other key employees of, and consultants to, the Company, its subsidiaries and affiliates (excluding members of the Committee and any person who serves only as a director).


SECTION 5.  STOCK OPTIONS.

         (a)   Types.    Any Option granted under the Plan shall be in such
form as the Committee may from time to time approve. The Committee shall have the authority to grant to any participant Incentive Stock Options, Supplemental Stock Options or both types of Options. Incentive Stock Options may be granted only to employees of the Company, its parent (within the meaning of Section 424 of the Code) or Subsidiaries. Any portion of an Option that is not designated as, or does not qualify as, an Incentive Stock Option shall constitute a Supplemental Stock Option.

         (b)   Terms and Conditions.    Options granted under the Plan shall be
subject to the following terms and conditions:

               (i)   Option Term.    The term of each Option shall be fixed
         by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the Option is granted, and no Supplemental Stock Option shall be exercisable more than fifteen (15) years after the date the Option is granted. If, at the time the Company grants an Incentive Stock Option, the optionee owns directly or by attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary of the Company, the Incentive Stock Option shall not be exercisable more than five (5) years after the date of grant.

        (ii) Grant Date. The Company may grant Options under the Plan at any time and from time to time before the Plan terminates. The Committee shall specify the date of grant or, if it fails to, the date of grant shall be the date of action taken by the Committee to grant the Option. However, if an Option is approved in anticipation of employment, the date of grant shall be the date the intended optionee is first treated as an employee for payroll purposes.

        (iii) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be equal to at least 85% of the Fair Market Value on the date of grant, and in the case of Incentive Stock Options shall be equal to at least the Fair Market Value on the date of grant; provided, however, that if, at the time the Company grants an Incentive Stock Option, the optionee owns directly or by attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary of the Company, then the exercise price shall be not less than 110% of the Fair Market Value on the date the Incentive Stock Option is granted.

        (iv) Exercisability. Subject to the other provisions of the Plan, an Option shall be exercisable in its entirety at grant or at such times and in such amounts as are specified in the Award Agreement evidencing the Option. The Committee, in its absolute discretion, at any time may waive any limitations respecting the time at which an Option first becomes exercisable in whole or in part.

        (v) Method of Exercise; Payment. To the extent the right to purchase shares has accrued, Options may be exercised, in whole or in part, from time to time, by written notice from the optionee to the Company stating the number of shares being purchased, accompanied by payment of the exercise price for the shares.

        (vi) No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under
    Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

SECTION 6.  RESTRICTED STOCK.

         (a) Price. Participants awarded Restricted Stock, within forty-five (45) days of receipt of the applicable Award Agreement, which in no event shall be later than ten (10) days after the Award grant date, shall pay to the Company an amount equal to the par value of the Stock subject to the Award. If such payment is not made and received by the Company by such date, the Award of Restricted Stock shall lapse.

         (b) Restrictions. Subject to the provisions of the Plan and the Award Agreement, during the Restriction Period set by the Committee, commencing with, and not exceeding ten (10) years from, the date of such award, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.

         (c) Dividends. Unless otherwise determined by the Committee, with respect to dividends on shares of Restricted Stock, dividends payable in cash shall be automatically reinvested in additional Restricted Stock, and dividends payable in Stock shall be paid in the form of Restricted Stock.

         (d) Termination. Except to the extent otherwise provided in the Award Agreement and pursuant to Section 6(b), in the event of a Termination during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.


SECTION 7.  PERFORMANCE SHARES.

        (a) Awards. The Committee shall determine the nature, length and starting date of the Performance Period for each Performance Share Award, which period shall be at least two (2) years (subject to Section 8) and not more than six (6) years. The consideration payable by a participant with respect to a Performance Share Award shall be an amount determined by the Committee in the exercise of the Committee's discretion at the time of the Award; provided, however, that the amount of consideration may be zero and may in no event exceed 50% of the Fair Market Value at the time of grant. The Committee shall determine the performance objectives to be used in awarding Performance Shares and the extent to which such Performance Shares have been earned. Performance Periods may overlap and participants may participate simultaneously with respect to Performance Share Awards that are subject to different Performance Periods and different performance factors and criteria. At the beginning of each Performance Period, the

Committee shall determine for each Performance Share Award subject to such Performance Period the number of shares of Stock (which may consist of Restricted Stock) to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Performance Share Award are met. Such number of shares of Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee. The Committee may provide that
(i) amounts equivalent to interest at such rates as the Committee may determine, or (ii) amounts equivalent to dividends paid by the Company upon outstanding Stock shall be payable with respect to Performance Share Awards.

         (b) Termination. Except as otherwise provided in the Award Agreement or determined by the Committee, in the event of a Termination during a Performance Period, the participant shall not be entitled to any payment with respect to the Performance Shares subject to the Performance Period.

         (c) Form of Payment. Payment shall be made in the form of cash or whole shares of Stock, as the Committee, in its discretion, shall determine.


SECTION 8.  CHANGE IN CONTROL.

         (a) Definition of "Change in Control". For purposes of Section 8(b), a "Change in Control" means the occurrence of any one of the following:

        (i) Any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a subsidiary, an affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

        (ii) the solicitation of proxies (within the meaning of Rule 14a-1(k) under the Exchange Act and any successor rule with respect to the election of any director of the Company where such solicitation is for any candidate who is not a candidate proposed by a majority of the Board in office prior to the time of such election; or


        (iii) the dissolution or liquidation (partial or total) of the Company or a sale of assets involving 30% or more of the assets of the Company, any merger or reorganization of the Company whether or not another entity is the survivor, a transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 70% of the shares of the Company outstanding after the transaction, or any other event which the Committee determines, in its discretion, would materially alter the structure of the Company or its ownership.

         (b) Impact of Event. In the event of a "Change in Control" as defined in Section 8(a), but only if and to the extent so specifically determined by the Committee in its discretion, which determination may be amended or reversed only by the affirmative vote of a majority of the persons who were members of the Committee at the time such determination was made, acceleration and valuation provisions no more favorable to participants than the following may apply:

                 (i) Subject to Section 5(b)(vi), any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested.

                (ii) The restrictions and limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become fully vested.

                (iii) The value (net of any exercise price) of all outstanding Options and Restricted Stock, unless otherwise determined by the Committee at or after grant and subject to Rule 16b-3, shall be cashed out on the basis of the "Change in Control Price", as defined in Section 8(c), as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

                (iv) Any outstanding Performance Share Awards shall be vested and paid in full as if all performance criteria had been met.

         (c) Change in Control Price. For purposes of this Section 8, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Tape or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the preceding 60-day period as determined by the Committee, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such Options.

SECTION 9.  GENERAL PROVISIONS.

         (a) Award Grants. Any Award may be granted either alone or in addition to other Awards granted under the Plan. Subject to the terms and restrictions set forth elsewhere in the Plan, the Committee shall determine the consideration, if any, payable by the participant for any Award and, in addition to those set forth in the Plan, any other terms and conditions of the Awards. The Committee may condition the grant or payment of any Award upon the attainment of specified performance goals or such other factors or criteria, including vesting based on continued employment or consulting, as the Committee shall determine. Performance objectives may vary from participant to participant and among groups of participants and shall be based upon such Company, subsidiary, group or division factors or criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. The other provisions of Awards also need not be the same with respect to each recipient. Unless specified otherwise in the Plan or by the Committee, the date of grant of an Award shall be the date of action by the Committee to grant the Award. The Committee may also substitute new Options for previously granted options, including previously granted Options having higher exercise prices.

         (b) Award Agreement. As soon as practicable after the date of an Award grant, the Company and the participant shall enter into a written Award Agreement identifying the date of grant, and specifying the terms and conditions of the Award. Options are not exercisable until after execution of the Award agreement by the Company and the Plan participant, but a delay in execution of the agreement shall not affect the validity of the Option grant.

         (c) Certificates. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable federal, state or foreign securities law.

         (d)     Termination.   Unless otherwise provided in the applicable
Award Agreement or by the Committee, in the event of Termination for any reason other than death, Retirement or Disability, Awards held at the date of Termination (and only to the extent then exercisable or payable, as the case may be) may be exercisable in whole or in part at any time within three (3) months after the date of Termination, or such lesser period specified in the Award Agreement (but in no event after the expiration date of the Award), but not thereafter. If Termination is due to death or Disability or, in the case of Awards granted prior to August 2, 1991, Retirement, Awards held at the date of Termination (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part by the participant in the case of Retirement or Disability, by the participant's guardian or legal representative or by the person to whom the Award is transferred by will or the laws of descent and distribution, at any time within two (2) years from the date of Termination or any lesser period specified in the Award Agreement (but in no event after the expiration of the Award). For Awards granted on or after August 2, 1991 and before August 12, 1994, if Termination is due to Retirement, Awards held at the date of Termination shall become fully exercisable or payable, as the case may be, and may be exercised, in whole or in part, by the participant, by the participant's guardian or legal representative or by the person to whom the Award is transferred by will or the laws of descent and distribution, at any time within three (3) years from the date of such Termination or any lesser period specified in the Award Agreement (but in no event after the expiration of the Award). For Awards granted on or after August 12, 1994, if Termination is due to Retirement, Awards held at the date of Termination shall become fully exercisable or payable, as the case may be, and may be exercised, in whole or in part, by the participant, by the participant's guardian or legal representative or by the person to whom the Award is transferred by will or the laws of descent and distribution, at any time within five (5) years from the date of such Termination or any lesser period specified in the Award Agreement (but in no event after the expiration of the Award).

         (e) Delivery of Purchase Price. If and only to the extent authorized by the Committee, participants may make all or any portion of any payment due to the Company

                 (i)   with respect to the consideration payable for an Award,

                (ii)   upon exercise of an Award, or

               (iii) with respect to federal, state, local or foreign tax payable in connection with an Award,

by delivery of (x) cash, (y) check, or (z) any property other than cash (including a promissory note of the participant or shares of Stock or securities) so long as, if applicable, such property constitutes valid consideration for the Stock under applicable law. No promissory note under the Plan shall have a term (including extensions) of more than five (5) years or shall be of a principal amount exceeding 90% of the purchase price paid by the borrower. To the extent participants may make payments due to the Company upon grant or exercise of Awards by the delivery of shares of Stock or other securities, the Committee, in its discretion, may permit participants constructively to deliver for any such payment securities of the Company held by the participant for at least three (3) months or, if such securities were acquired through the exercise of an Award, for at least six (6) months. Constructive delivery shall be effected by (i) identification by the participant of shares intended to be delivered constructively, (ii) confirmation by the Company of participant's ownership of such shares (for example, by reference to the Company's stock records, or by some other means of verification), and (iii) if applicable, upon exercise, delivery to the participant of a certificate for that number of shares equal to the number of shares for which the Award is exercised less the number of shares constructively delivered. If authorized by the Committee, exercise of an Option may be made pursuant to a "cashless exercise/sale" procedure pursuant to which funds to pay for exercise of the Option are delivered to the issuer by a broker upon receipt of stock certificates from the issuer, or pursuant to which participants obtain margin loans from brokers to fund the exercise of the Option.

         (f)   Tax Withholding.    If and to the extent authorized by the
Committee, in its sole discretion, a person who has received an Award or payment under an Award, may make an election (i) to deliver to the Company a promissory note of the participant on the terms set forth in Section 9(e), (ii) to tender to the Company previously owned shares of Stock, or (iii) to have shares of Stock to be obtained upon exercise of the Award or lapse of restrictions applicable to an Award withheld by the Company on behalf of the participant, to pay the amount of tax that the Committee, in its discretion, determines to be required to be withheld by the Company. Any election pursuant to clause (iii) above by a participant subject to Section 16 of the Exchange Act shall be subject to the following limitations: (1) such election must be made at least six (6) months before the date that the amount of tax to be withheld in connection with such exercise or lapse of restrictions is determined (the "Tax Date") and shall be irrevocable; or (2) (x) such election must be made in (or made earlier to take effect in) any ten-day period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings and shall be subject to approval by the Committee at any time after such election has been made, and (y) the Award must be held at least six (6) months prior to the Tax Date. The right to so withhold shares of Stock shall attach separately to each Award.

         Any shares tendered to or withheld by the Company shall be valued at Fair Market Value on such date. The value of the shares of Stock tendered or withheld may not exceed the required federal, state, local and foreign withholding tax obligations as computed by the Company.

         Unless the Committee permits otherwise, the participant shall pay to the Company in case, promptly when the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Committee, in its discretion, determines to result from the lapse of restrictions imposed upon an Award or upon exercise of an Award or from a transfer or other disposition of shares of Stock acquired upon exercise or payment of an Award or otherwise related to the Award or shares of Stock acquired in connection with an Award.

         (g) No Transferability. No Award shall be assignable or otherwise transferable by the participant other than by will or by the laws of descent and distribution. During the life of a participant, an Award shall be exercisable, and any elections with respect to an Award may be made, only by the participant or participant's guardian or legal representative.

         (h) Adjustment of Awards; Waivers. Subject to Section 5(b)(vi), the Committee may adjust the performance goals and measurements applicable to Awards (i) to take into account changes in law and accounting and tax rules,
(ii) to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships, and
(iii) to make such adjustments as the Committee deems necessary or appropriate to reflect any material changes in business conditions. In the event of hardship or other special circumstances of a participant and otherwise in its discretion, the Committee may waive in whole or in part any or all restrictions, conditions, vesting, or forfeiture with respect to any Award granted to such participant.

         (i) Non-Competition. The Committee may condition its discretionary waiver of a forfeiture, the acceleration of vesting at the time of Termination of a participant holding any unexercised or unearned Award, the waiver of restrictions on any Award, or the extension of the expiration period to a period not longer than that provided by the Plan upon such participant's agreement (and compliance with such agreement) to (i) not engage in any business or activity competitive with any business or activity conducted by the Company and (ii) be available for consultations at the request of the Company's management, all on such terms and conditions (including conditions in addition to (i) and (ii)) as the Committee may determine.

         (j) Dividends. The reinvestment of dividends in additional Stock or Restricted Stock at the time of any dividend payment pursuant to Section 6(c) shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Awards).

         (k) Regulatory Compliance. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Stock, Common Shares, or Preferred Shares upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government or regulatory body or (iii) an agreement by the participant with respect thereto, is necessary or desirable, then such Award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

         (l) Listing. So long as the Stock is listed on the New York Stock Exchange, shares of Stock for use under the provisions of the Plan shall not be issued until they have been duly listed, upon official notice of issuance, on the New York Stock Exchange and any other exchanges determined by the Board.

         (m) Rights as Stockholder. Unless the Plan or the Committee expressly specifies otherwise, an optionee shall have no rights as a stockholder with respect to any shares covered by an Award until the issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of a certificate evidencing the shares of Stock. Subject to Sections 3(b) and 6(c), no adjustment shall be made for dividends or other rights for which the record date precedes the date the certificate is issued.

         (n) Beneficiary Designation. The Committee, in its discretion, may establish procedures for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

         (o) Additional Plans. Nothing contained in the Plan shall prevent the Company, a subsidiary or an affiliate from adopting other or additional compensation arrangements for its employees and consultants.

         (p) No Employment Rights. The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company, a subsidiary or an affiliate to terminate the employment of any employee at any time.

         (q) Rule 16b-3. Notwithstanding any provision of the Plan, the Plan shall always be administered, and Awards shall always be granted and exercised, in such a manner as to conform to the provisions of Rule 16b-3.

         (r) Governing Law. Except as required by the Delaware General Corporation Law, the Plan and all Awards shall be governed by and construed in accordance with the laws of the State of California.

         (s) Use of Proceeds. All cash proceeds to the Company under the Plan shall constitute general funds of the Company.

         (t) Unfunded Status of Plan. The Plan shall constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

         (u) Assumption by Successor. The obligations of the Company under the Plan and under any outstanding Award may be assumed by any successor corporation, which for purposes of the Plan shall be included within the meaning of "Company".


SECTION 10.  AMENDMENTS AND TERMINATION.

         The Board may amend, alter or discontinue the Plan or any Award, but no amendment, alteration or discontinuance shall be made which would impair the rights of a participant under an outstanding Award without the participant's consent. In addition, to the extent required for the Plan to comply with Rule 16b-3 or, with respect to provisions solely as they relate to Incentive Stock Options, to the extent required for the Plan to comply with Section 422 of the Code, the Board may not amend or alter the Plan without the approval of a majority of the votes cast at a duly held stockholders' meeting at which a quorum of the voting power of the Company is represented in person or by proxy, where such amendment or alteration would:

         (a) except as expressly provided in the Plan, increase the total number of shares reserved for issuance pursuant to Awards under the Plan;

         (b) except as expressly provided in the Plan, change the minimum price terms of Section 5(b)(iii);

         (c) change the class of employees and consultants eligible to participate in the Plan;

         (d)     extend the maximum Option period under Section 5(b)(i);
or

         (e) materially increase the benefits accruing to participants under the Plan.

SECTION 11.  EFFECTIVE DATE OF PLAN.

         The Plan shall be effective on the date it is adopted by the Board but all Awards shall be conditioned upon approval of the Plan at a duly held stockholders' meeting by the affirmative vote of the holders of a majority of the voting power of the shares of the Company represented in person or by proxy and entitled to vote at the meeting.


SECTION 12.  TERM OF PLAN.

         No Award shall be granted on or after October 31, 2000, but Awards granted prior to October 31, 2000 may extend beyond that date.

                              RAYCHEM CORPORATION

            AMENDED AND RESTATED 1984 EMPLOYEE STOCK PURCHASE PLAN

1.   Purpose

        The Amended and Restated 1984 Employee Stock Purchase Plan (the "Plan") is designed to encourage and assist employees of Raychem Corporation and participating subsidiaries (together, the "Company") to acquire an equity interest in the Company through the purchase of shares of Common Stock.

2.  Administration

        (a) The Plan shall be administered by the Board of Directors except to the extent the Board of Directors, by resolution, delegates administration of the Plan, either in its entirety or only as it relates to persons subject to
Section 16 of the Securities Exchange Act of 1934, as amended, to a committee of the Board. The Board of Directors or the committee to which the Board of Directors delegates administration hereunder, in either case, are hereinafter referred to as the "Board."

        (b) The Corporate Benefits Committee, or such other committee or persons as the Board may from time to time select (the "Administrator"), shall be responsible any matters for which disinterested administration is not required for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and for such additional matters as the Board shall determine from time to time. Subject to the express provisions of the Plan, to the overall supervision of the Board, and to the limitations of Section 423 or any successor provision of the Internal Revenue Code of 1986, as amended (the "Code"), the Administrator may administer and interpret the Plan in any manner it believes to be desirable and any such interpretation shall be conclusive and binding on the Company and all participants.

3.  Shares Subject to Plan

        (a) Number of Shares. The Company has reserved for sale under the Plan 14,000,0000 shares of Common Stock, less any shares sold under either the Plan, the Amended and Restated Raychem Limited Employee Stock Purchase Plan or the Amended and Restated 1985 Supplemental Employee Stock Purchase Plan. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all shares sold under the Plan regardless of source shall be counted against the 14,000,000 share limitation.

        (b) Adjustments. In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights, or other similar change in the capital structure of the Company, the Administrator may make such adjustment, if any, as it deems appropriate in the number, kind, and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

4.  Eligibility Requirements

        Each employee, except those described in the next paragraph, shall become eligible to participate in the Plan in accordance with Section 5 on the first Enrollment Date (as herein defined) following employment by the Company. Participation in the Plan is entirely voluntary.

        The following employees are not eligible to participate in the Plan:

        (i) employees who would, immediately upon enrollment in the Plan, own directly or indirectly, or hold options or rights to acquire, an aggregate of 5% or more of the total combined voting power or value of all outstanding shares of all classes of the Company or any subsidiary;

        (ii) employees who are customarily employed by the Company less than 15 hours per week or less than five months in any calendar year; and

        (iii) employees who are prohibited by the laws of the nation of their residence or employment from participating in the Plan.


        "Employee" shall mean any individual who performs services for Raychem Corporation or a participating subsidiary pursuant to an employment relationship described in Treasury Regulations Section 31.3401(c)-1 or any successor provision. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with Raychem Corporation if, as of the applicable Enrollment Date, each of the corporations other than the last corporation in the chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. "Participating Subsidiary" shall mean a Subsidiary which has been designated by the Administrator as covered by the Plan.

5.   Participation

        Enrollment.  Any eligible employee may enroll or re-enroll in the Plan
(i) prior to January 1, 1993, as of the first trading day of any January, April, July and October, and (ii)after January 1, 1993, as of the first trading day of any February, May, August and November, or as of such other specific trading days established by the Administrator from time to time (each an "Enrollment Date"). Notwithstanding the foregoing, the first Enrollment Date after December 31, 1992 shall be the first trading day in January 1993 in lieu of the first trading day in February 1993. In order to enroll an eligible employee must complete, sign, and submit to the Company an enrollment form. An enrollment form must be received by the Company before the date established by the Administrator from time to time (each a "Cut-Off Date"); provided, however, that in no event shall a Cut-Off Date be more than 60 days before to an Enrollment Date. An enrollment form that is received before a Cut-Off Date shall be effective on the Enrollment Date to which such Cut-Off Date relates.

6.   Options to Purchase Common Stock

        (a) Grant of Options. Enrollment by a participant in the Plan on an Enrollment Date will constitute the grant by the Company to the participant of options to purchase shares of Common Stock under the Plan. The number of options granted will equal the number of percentage points of salary the participant elects to have withheld. Re-enrollment by a participant in the Plan will constitute cancellation by the participant of one or more outstanding options and the grant by the Company to the participant of new options (equal in number to the number of options canceled) on the Enrollment Date on which re-enrollment occurs. An increase (but not a decrease) in the level of payroll withholding also constitutes the grant of new options for the incremental change in the percentage withheld but does not cancel outstanding options. Any participant whose options expire and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted new options (equal in number to the number of expiring options) on the Enrollment Date immediately following the Purchase Date on which his then current options expire. Any date on which a participant is granted options under the Plan is referred to as a "Grant Date."

        (b) Terms and Conditions of Options. Each option granted under the Plan shall have the following terms:

        (i) except as otherwise provided in Section 6(c), whether or not all shares of Common Stock have been purchased thereunder, the option will expire on the earliest to occur of (A) the completion of the purchase of shares on the last Purchase Date occurring within 12 months of the

    Grant Date for such option, or such shorter option period as may be established by the Board from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, or (B) the date on which participation of such participant in the Plan terminates for any reason;

        (ii) payment for shares purchased under the option will be made only through payroll withholding in accordance with Section 7;

        (iii) purchase of shares upon exercise of the option will be accomplished only in installments in accordance with Section 8;

        (iv) the price per share under the option will be determined as provided in Section 8;

        (v) unless otherwise determined by the Administrator, the number of shares available for purchase under each option shall be equal to the number of shares determined by dividing $3333 1/3 by the fair market value of a share determined at the Grant Date of such option;

        (vi) notwithstanding clause (v), no option (taken together with all other options then outstanding under this Plan and under all other similar stock purchase plans of the Raychem Corporation or any Subsidiary) shall in any event give the participant the right to purchase shares at a rate which accrues in excess of $25,000 of fair market value of such shares determined at the applicable Grant Dates in any calendar year during which such participant is enrolled in the Plan at any time; and

        (vii) the option will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Administrator from time to time.

        (c) Special Provisions Governing Options Granted Before or During January 1993. Whether or not all shares have been purchased thereunder, each option granted before January 1, 1993 will terminate on the earliest to occur of (i) the completion of the purchase of shares on the Purchase Date in December 1992, (ii) the date on which participation of such participant terminates for any reason, or (iii) December 31, 1992. Whether or not all shares have been purchased thereunder, each option granted on the January 1993 Enrollment Date will expire on the earlier to occur of (i) the completion of the purchase of shares on the Purchase Date in January 1994, or (ii) the date on which participation of such participant in the Plan terminates for any reason.

7.    Payroll Withholding

        (a) Withholding Elections. Each participant may elect to make contributions at a rate equal to any whole percentage up to a maximum of 15%, or such other maximum percentage as the Board may establish from time to time before an Enrollment Date for all options to be granted on such Enrollment Date, of his or her monthly base earnings from the Company (excluding bonuses, overtime pay, shift premiums, long term disability or workers' compensation payments and similar amounts, but including elective qualified contributions by the participant to employee benefit plans). The rate of contribution shall be designated by the participant in the enrollment form. A participant may elect to increase or decrease the rate of contribution effective as of any Enrollment Date by delivery to the Company not later than the related Cut-Off Date of a new enrollment form indicating the revised rate of contribution. An increase (but not a decrease) in the contribution rate constitutes the grant of new options. If the rate is decreased and there is more than one option outstanding, the participant may specify the option to which such decrease should apply.

        (b) Use of Funds. Contributions shall be credited to a participant's account as soon as administratively feasible after payroll withholding. The Company shall be entitled to use of the contributions immediately after payroll withholding and shall have no obligation to pay interest on the contributions to any participant.

8.  Purchase of Shares

        (a) Purchase Procedures. On the last trading day of (i) each March, June, September, and December prior to January 1, 1993, and (ii) each January, April, July and October after January 1, 1993, or on such other specific trading days as may be established by the Administrator from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date (each a "Purchase Date"), the Company shall apply the funds then credited to each participant's account to the purchase of whole and fractional shares of Common Stock. Notwithstanding the foregoing, no purchase of shares shall occur on the last trading day of January 1993; instead, the first purchase of shares during 1993 shall occur on the last trading day of April 1993. The cost to the participant for the shares purchased under any option shall be 85% of the lower of:

        (i) the closing price of Common Stock on the New York Stock Exchange composite transactions tape on the Grant Date for such option; or

        (ii) the closing price of Common Stock on the New York Stock Exchange composite transactions tape on that Purchase Date.

        Any cash equal to less than the price of the smallest fractional share of Common Stock which may be purchased under the Plan left in a participant's payroll deduction account on a Purchase Date shall be carried forward in such participant's account for application on the next Purchase Date.

        The Administrator may in the case of participants employed by participating subsidiaries provide for Common Stock to be sold through the relevant Participating Subsidiaries to such participants, to the extent consistent with Section 423 of the Code.

        (b) Certificates Evidencing Common Stock. At the election of the participant, certificates evidencing shares purchased on any Purchase Date shall be delivered as soon as administratively feasible or a notation of noncertificated shares shall be made on the stock records of the Company, but, in either case, participants shall be treated as the owners of their shares effective as of the Purchase Date.

9.  Withdrawal From the Plan

        A participant may withdraw from the Plan in full (but not in part) at any time. All funds credited to a participant's payroll deduction account shall be distributed to him or her without interest as soon as administratively feasible after notice of withdrawal is received by the Company. An employee who has withdrawn may not return funds to the Company and require the Company to apply those funds to the purchase of shares. Any eligible employee who has withdrawn from the Plan may, however, enroll in the Plan again on any subsequent Enrollment Date in accordance with the provisions of Section 5.

10.  Termination of Employment

        Participation in the Plan terminates immediately when a participant ceases to be employed by the Company for any reason whatsoever (including death or disability) or otherwise becomes ineligible to participate in the Plan. As soon as administratively feasible after termination, the Company shall pay to the participant or his or her beneficiary or legal representative all amounts credited to the participant's payroll deduction account.

11. Leave of Absence

        Unless a participant has voluntarily withdrawn from the Plan, shares will be purchased for that participant's account on the Purchase Date next following commencement of a leave of absence by such participant.
Participation in the Plan will terminate immediately after the purchase of shares on such Purchase Date, however, unless:

        (i) the leave of absence is of less than 90 days' duration and is due to illness, injury or other reason approved by the Administrator; or

        (ii) the participant's right to reemployment after such leave is guaranteed by contract or statute.

12.  Designation of Beneficiary

        Each participant may designate one or more beneficiaries in the event of death and may, in his or her sole discretion, change such designation at any time. Any such designation shall be effective upon receipt by the Company and shall control over any disposition by will or otherwise.

        As soon as administratively feasible after the death of a participant, fractional shares will be sold and the cash proceeds along with a certificate representing whole shares credited to his or her account shall be delivered to the designated beneficiaries or, in the absence of a designation, to the executor, administrator or other legal representative of the participant's estate. Such delivery shall relieve the Company of further liability with respect to the Plan on account of the deceased participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the participant has given express contrary instructions.

13.  Assignment

        The rights of a participant under the Plan shall not be assignable by such participant, by operation of law, or otherwise. No participant may create a lien on any funds, securities, rights or other property held by the Company for the account of the participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by the laws of descent and distribution if beneficiaries have not been designated.

        A participant's right to purchase shares under the Plan shall be exercisable only during the participant's lifetime and only by him or her, except that a participant may direct the Company in the enrollment form to issue share certificates to the participant jointly with one or more other persons with right of survivorship, or to certain forms of trusts approved by the Administrator.

14.  Administrative Assistance

        The Administrator may, in its sole discretion, retain a brokerage firm, bank, or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Administrator so elects, each participant shall (unless prohibited by the laws of the nation of his or her employment or residence) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a participant under the Plan shall be held in the account in the participant's name, or if the participant so indicates in the enrollment form, in the participant's name together with the name of one or more other persons, in joint tenancy with right of survivorship or spousal community property, or in certain forms of trusts approved by the Administrator.

15.  Costs

        All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to a participant's account. Any brokerage fees for the purchase of shares by a participant shall be paid by the Company, but brokerage and/or bank fees for the resale of shares by a participant shall be borne by the participant.

16.  Reports

        The Company shall provide or cause to be provided to each participant a report of his or her contributions and the shares purchased by that participant on each Purchase Date.

17.  Equal Rights and Privileges

        All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This

Section 17 shall take precedence over all other provisions in the Plan.

18.  Applicable Law

        The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

19.  Modification and Termination

        The Board may amend, alter or terminate the Plan at any time. No amendment shall be effective unless within one year after it is adopted by the Board it is approved by the holders of a majority of the voting power of the Company's outstanding shares, if such amendment would:

        (i) increase the number of shares reserved for purchase under the Plan;

        (ii) materially increase the benefits to participants; or

        (iii) materially modify the requirements for participation.

        The Board may elect to terminate any or all outstanding options at any time. In the event the Plan is terminated, the Board may also elect either to terminate outstanding options upon completion of the purchase of shares on the next Purchase Date, or to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the participants as soon as administratively feasible.

        If at any time the shares available under the Plan are over-enrolled, enrollments shall be reduced proportionately to eliminate the over-enrollment. Any funds that cannot be applied to the purchase of shares due to over-enrollment shall be refunded to participants as soon as administratively feasible.

20.  Board and Stockholder Approval

        This Plan was approved by the Board of Directors on August 3, 1984 and by the holders of a majority of the voting power of all outstanding shares of the Company on October 1, 1984. Amendments to this Plan were approved by the Board of Directors on August 9, 1985, January 24, 1986, August 8,

1986, August 3, 1990, August 2, 1991, May 8, 1992, August 20, 1993, April 15,
1994 and by the stockholders of the Company on October 14, 1985, November 11, 1986, October 31, 1990, October 30, 1991, October 28, 1992 and October 27, 1993.

                              RAYCHEM CORPORATION

               AMENDED AND RESTATED 1985 SUPPLEMENTAL EMPLOYEE
                              STOCK PURCHASE PLAN

1.  Purpose

         The Amended and Restated 1985 Supplemental Employee Stock Purchase Plan (the "Plan") is designed to encourage and assist employees of participating subsidiaries (the "Participating Subsidiaries") of Raychem Corporation (the "Company") to acquire an equity interest in the Company through the purchase of shares of Common Stock of the Company. The terms and conditions of purchase are designed to be substantially the same in economic substance as the terms for employees of the Company under the Amended and Restated 1984 Employee Stock Purchase Plan (the "1984 Plan") but may vary as to procedures for purchase as desirable or necessary to reflect the tax, employment, securities, foreign exchange or other applicable laws and regulations in effect from time to time in the nations in which the Participating Subsidiaries are located.

2.  Administration

        (a) The Plan shall be administered by the Board of Directors of the Company unless and until such time as the Board of Directors delegates administration to a committee pursuant to Section 2(b).

        (b) The Board of Directors, by resolution, may delegate administration of the Plan, either in its entirety or only as it relates to persons subject to
Section 16 of the Securities Exchange Act of 1934, as amended, to a committee of the Board. The Board of Directors or the committee to which the Board of Directors delegates administration hereunder, in either case, are hereafter referred to as the "Board."

        (c) The Corporate Benefits Committee, or such other committee or persons as the Board may from time to time select (the "Administrator") shall be responsible for the matters set forth herein and for such additional matters as the Board shall determine from time to time. At the time that the Plan is adopted by a Participating Subsidiary, the Administrator, after consultation with the management of the Participating Subsidiary and local legal and financial advisors, shall publish supplemental rules for administration of the Plan (the "Rules") for that Participating Subsidiary. The Rules shall specify purchase procedures under the Plan for that Participating Subsidiary so as to comply with the tax, employment, securities, foreign exchange or other applicable laws of the nation where the

Participating Subsidiary is located without materially affecting the economic substance of the Plan with respect to the Company or participants.

        (d) The Administrator shall have the power, subject to, and within the limits of, the express provisions of the Plan and the overall supervision of the Board:

        (1) To construe and interpret the Plan and to establish, amend, and revoke the Rules. The Administrator, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or the Rules in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (2) To prescribe the terms and provisions of participation by eligible employees which shall be identical for all employees of each Participating Subsidiary but may vary among Participating Subsidiaries to the extent deemed necessary or desirable by the Administrator; provided, however, that in no event shall such variation materially alter the economic substance of the Plan with respect to the Company or participants.

        (3) To designate from time to time which subsidiaries shall become Participating Subsidiaries.

        (4) To provide for Common Stock to be sold through the Participating Subsidiaries to participants, if the Administrator in its discretion so elects.

        (5) To retain a brokerage firm, bank or other financial institution to act as trustee, depositary, pledgeholder, escrowholder, or in such other capacity as specified by the Administrator to assist in the purchase and sale of shares, delivery of reports, holding or delivery of funds or share certificates or other administrative aspects of the Plan, and to make such provision for currency translation as the Administrator deems appropriate.

        (6) To establish a mechanism to enable the participants to purchase shares with U.S. dollars should exchange control regulations, or any other law or regulation be enacted which in any way limits or restricts the purchase of Common Stock by participants through limitations on transfer of funds into or out of the country in which the Participating Subsidiaries are located.

        (7) To specify the method of designation of funds to be applied to the purchase of shares which may include, without limitation, payroll withholding, payment in full in cash upon purchase, loans from the Company or Participating Subsidiary with appropriate escrow and repurchase agreements, or any other arrangement not inconsistent with the Plan which the Administrator in its discretion may approve.

        (8) To exercise such powers and to perform such acts as are deemed generally necessary or expedient to promote the best interests of the Company or any Participating Subsidiary, and to enable the general purpose of the Plan, as expressed in Section 1, to be accomplished.


3.  Shares Subject to Plan

        (a) Number of Shares. The Company has reserved for sale under the Plan 14,000,0000 shares of Common Stock, less any shares sold under either the 1984 Plan, the Amended and Restated Raychem Limited Employee Stock Purchase Plan, or the Plan. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all shares sold under the Plan regardless of source shall be counted against the 14,000,0000 share limitation.

        (b) Adjustments. In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company, the Administrator may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any grant under the Plan.

4.  Eligibility Requirements

        Each employee of a Participating Subsidiary, except those described in the next paragraph, shall be eligible to participate in the Plan.
Participation in the Plan is entirely voluntary.


        The following employees are not eligible to participate in the Plan:


        (a) employees who would, immediately upon enrollment in the Plan, own directly or indirectly, or hold options or rights to acquire, an aggregate of 5% or more of the total combined voting power or value of all outstanding shares of all classes of the Company or any Subsidiary;

        (b) employees who are customarily employed for less than five months in any calendar year or less than 15 hours per week; and

        (c) employees who are prohibited by the laws of the nation of their residence or employment from participating in the Plan.

        "Employee" shall mean any individual who performs services for a Participating Subsidiary and is deemed to be an employee under the laws of the country in which such Subsidiary is located.

        "Subsidiary" shall mean any company whose financial statements are consolidated with those of the Company.

5.  Participation

        Enrollment. Any eligible employee may enroll or re-enroll in the Plan as of such specific trading days as are established for the Plan and the 1984 Plan by the Administrator from time to time ("Enrollment Dates"). The Administrator may require eligible employees to complete, sign and submit to the Company an enrollment form in order to enroll or re-enroll in the Plan and may establish deadlines prior to Enrollment Dates by which such enrollment forms must be received so as to effect enrollment on such Enrollment Date. Enrollment or re-enrollment by a participant in the Plan on an Enrollment Date will constitute the one or more grants by the Company to the participant of the right to apply funds to the purchase of shares of Common Stock from the Company under the Plan, in accordance with Section 6.

6.  Purchase

        (a) Designated Funds. Each participant may elect to purchase shares with designated funds in an amount equal to any whole percentage, up to 15 percent (or such other maximum percentage as the Board may specify for the Plan and the 1984 Plan), of such participant's base pay (the "Designated Funds").

        (b) Grant of Right to Apply Designated Funds. Enrollment or re-enrollment by a participant in the Plan on an Enrollment Date will constitute the grant by the Company to the participant of the right to apply Designated Funds to the purchase of shares of Common Stock from the Company under the Plan. The number of grants granted on any such Enrollment Date will be equal to the number of percentage points of Designated Funds specified by the participant. Any date on which a participant is granted the right to apply Designated Funds to the purchase of shares of Common Stock under the Plan is referred to as a "Grant Date."

        (c) Terms and Conditions of Rights to Apply Designated Funds. For each grant made under the Plan the Administrator must set forth in the Rules the following terms (and, in its discretion, may set forth in the Rules any additional terms of grant not inconsistent with the terms below):

        (1) except as otherwise provided in Section 6(d), the expiration date of the grant shall be the earlier to occur of (A) the completion of the purchase of shares within 12 months of the applicable Grant Date, (or such shorter period as the Board may establish) or (B) the date on which participation of such participant in the Plan terminates for any reason;

        (2) the per share price which shall be paid in U.S. dollars and shall be 85% of the lower of:

                (A) the closing price of Common Stock reported by the New York Stock Exchange on the applicable Grant Date; or

                (B) the closing price of Common Stock reported by the New York Stock Exchange on the Delivery Date; and

        (3) unless otherwise determined by the Administrator, the number of shares available for purchase under each grant shall be determined by dividing $3333-1/3 by the fair market value of a share of Common Stock determined at the Grant Date of such grant for each 1% of Designated Funds;

        (4) notwithstanding clause (3), the grant (taken together with all other grants then outstanding under this Plan and under all other similar stock purchase plans of the Company or any subsidiary) will in no event give the participant the right to purchase shares at a rate which accrues in excess of U.S. $25,000 of fair market value of such shares determined at the applicable Grant Dates in any calendar year during which such participant is enrolled in the Plan at any time.

        (d) Special Provisions Governing Grants Prior to or During January 1993. Whether or not all shares have been purchased thereunder, each grant that was granted prior to January 1, 1993 will terminate on the earliest to occur of (i) the completion of the purchase of shares on the Delivery Date in December 1992, (ii) the date on which participation of such participant terminates for any reason, or (iii) December 31, 1992. Whether or not all shares have been purchased thereunder, each grant that was granted during the January 1993 Enrollment Date will expire on the earlier to occur of (i) the completion of the purchase of shares on the Delivery Date in January 1994, or (ii) the date on which participation of such participant in the Plan terminates for any reason.

        (e) Delivery Dates. On such specific trading days as may be established by the Administrator from time to time prior to an Enrollment Date for all enrollments or re-enrollments made on such Enrollment Date ("Delivery Dates"), the Company shall apply the equivalent in U.S. dollars of the Designated Funds of each participant to whole and fractional shares of Common Stock.

7.  Withdrawal from the Plan

        A participant may withdraw from the Plan in full (but not in part) at any time. All Designated Funds not applied or to be applied to the purchase of shares under the Plan by such participant shall be distributed to such participant without interest as soon as administratively feasible after notice of withdrawal is received by the Company. Any eligible employee who has withdrawn from the Plan may enroll in the Plan again on any subsequent Enrollment Date in accordance with the provisions of Section 5.

8.  Termination of Employment

        Participation in the Plan ceases immediately when the employment of a participant by a Participating Subsidiary terminates (such that after employment termination such participant is not employed by any Participating Subsidiary) for any reason whatsoever, including death or disability, or when such participant otherwise becomes ineligible to participate in the Plan. As soon as administratively feasible after termination, the Company shall pay to the participant or his or her beneficiary or legal representative all Designated Funds of such participant not applied or to be applied to the purchase of shares under the Plan.

9.  Leave of Absence

        Unless a participant has voluntarily withdrawn from the Plan, Designated Funds will be applied to the purchase of shares on the Delivery Date next following commencement of a leave of absence by such participant. Participation in the Plan will terminate immediately after the application of funds on such Delivery Date, however, unless:

        (a) the leave of absence is of less than 90 days duration and is due to illness, injury or other reason approved by the Administrator; or

        (b) the participant's right to reemployment after such leave is guaranteed by contract or statute.

10.  Costs

        All costs and expenses incurred in administering the Plan shall be paid by the Participating Subsidiary, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such participant. Any brokerage fees for the purchase of shares by a participant shall be paid by the Company, but brokerage and/or bank fees for the resale of shares by a participant shall be borne by the participant.

11.  Reports

        The Company shall provide or cause to be provided to each participant a report of his or her Designated Funds and the application of such Designated Funds on each Delivery Date.

12.  Modification and Termination

        (a) Modification. The Board may amend, alter or terminate the Plan at any time. No amendment shall be effective unless within one year after it is adopted by the Board it is approved by the holders of a majority of the voting power of the Company's outstanding shares, if such amendment would:

        (i) increase the number of shares reserved for purchase under the Plan;

        (ii) materially increase the benefits to participants; or

        (iii) materially modify the requirements for participation.

        (b) Termination. The Board may elect to terminate any or all outstanding options at any time. In the event the Plan is terminated, the Board may also elect to either terminate outstanding grants upon completion of the application of Designated Funds on the next Delivery Date, or to permit grants to expire in accordance with their terms (and participation to continue through such expiration dates). If the grants are terminated prior to expiration, all Designated Funds that have not been and will not be applied to the purchase of shares shall be returned to the participants as soon as administratively feasible.

        If at any time the shares available under the Plan are overenrolled, enrollments shall be reduced proportionately to eliminate the overenrollment. Any Designated Funds that cannot be applied to the purchase of shares due to overenrollment shall be refunded to participants as soon as administratively feasible.

13.  Effective Date; Approvals

        (a) Effective Date. The Plan shall be effective with respect to each Participating Subsidiary on the date specified by the Administrator for such Participating Subsidiary.

        (b) Approvals. This Plan was approved by the Board of Directors on August 9, 1985 and by the holders of a majority of the voting power of all outstanding shares of the Company on October 14, 1985. Amendments to this Plan were approved by the Board of Directors on August 8, 1986, August 3, 1990, August 2, 1991, May 8, 1992, August 20, 1993, April 15, 1994 and by the
stockholders of the Company on November 11, 1986, October 31, 1990, October 30, 1991, October 28, 1992 and October 27, 1993.